UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

LIQUIDIA CORPORATION

(Name of Registrant as Specified In Its Charter)

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LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Dear Fellow Stockholders:
I am pleased to invite you to our 2021 Annual Meeting of Stockholders, which will be held on Thursday, June 17, 2021, at 4:30 p.m. Eastern Time. Due to continued concerns regarding the novel coronavirus (“COVID-19”) pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will again be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.meetingcenter.io/284792200. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. In connection with the Annual Meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described in the accompanying proxy statement. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.
On the pages after this letter, you will find the notice of our 2021 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice.
Your vote at this meeting is important. Whether or not you plan to virtually attend the meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. You will find voting instructions in the notice and proxy statement and on the proxy card. If your shares are held in “street name”—that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record that you must follow for your shares to be voted.
On behalf of the Board of Directors, I thank you for your continued support of Liquidia Corporation.
Yours sincerely,
/s/ Damian deGoa Damian deGoa Chief Executive Officer and Director

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the holders of shares of common stock, each having a par value of $0.001 per share (“common stock”), of Liquidia Corporation (“Liquidia” or the “Company”), will be held at 4:30 p.m. Eastern Time on June 17, 2021 virtually at www.meetingcenter.io/284792200, to consider and take action with respect to the following:
1.
A proposal to elect three Class III directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at our 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Class III Director Election Proposal”);

2.
A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (the “Auditor Ratification Proposal”); and

3.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

Due to continued concerns regarding the novel coronavirus (“COVID-19”) pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will again be a virtual meeting conducted solely online and can be attended by visiting www.meetingcenter.io/284792200. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement.
Holders of common stock of record at the close of business on April 23, 2021 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.
We have provided access to our proxy materials, including our Annual Report, to each stockholder of record in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 5, 2021, we anticipate mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 23, 2021, and posting our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
By Order of the Board of Directors
/s/ Damian deGoa
Damian deGoa
Chief Executive Officer
April 30, 2021
Morrisville, North Carolina
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com

PROXY STATEMENT
Anticipated to be Mailed on or about May 5, 2021
Annual Meeting of Stockholders to be held at 4:30 p.m. Eastern Time on June 17, 2021

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Liquidia Corporation (the “Company”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (“common stock”), of the Company, to be held at 4:30 p.m. Eastern Time on June 17, 2021 and at any postponements or adjournment thereof (the “Annual Meeting”). Due to continued concerns regarding the novel coronavirus (“COVID-19”) pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will again be a virtual meeting conducted solely online and can be attended by visiting www.meetingcenter.io/284792200. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials (the “Notice”) and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. In this proxy statement, we sometimes refer to Liquidia Corporation and its wholly owned subsidiaries, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), and Liquidia PAH, LLC (“Liquidia PAH”), a Delaware limited liability company, collectively, as “Liquidia,” the “Company,” “we” or “us.”
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 5, 2021, we anticipate mailing the Notice to all stockholders of record as of April 23, 2021 and posting our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

VOTING PROCEDURES
WHO CAN VOTE?
Each share of our common stock that you owned as of the close of business on April 23, 2021, the record date for the Annual Meeting (“Record Date”), entitles you to one vote on each matter to be voted upon at the Annual Meeting. On the Record Date, there were 51,972,961 shares of Liquidia common stock issued and outstanding and entitled to vote. Accordingly, there are an aggregate of 51,972,961 votes entitled to be cast at the Annual Meeting.

HOW CAN I ATTEND THE MEETING?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/284792200. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is LQDA2021.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the Annual Meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m. Eastern Time, on June 10, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com;
By mail:
Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

HOW DO I VOTE?
If your shares are registered directly in your name, you may vote:
•
Over the Internet or by Telephone.   If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included in the Notice by accessing the Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-652-8683 toll-free from the United States, U.S. territories and Canada or (ii) by Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Internet and telephone voting are available 24 hours a day. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

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By Mail.   You may vote by mail by signing, detaching and returning the bottom portion of the proxy card with the postage prepaid envelope addressed to Computershare, Inc. provided with the proxy materials. If you wish to request a printed copy of the proxy materials by mail, send an email to investorvote@computershare.com by June 7, 2021 with “Proxy Materials—Liquidia” in the subject line. Include your full name and address in the email, plus the number located in the shaded bar on your Notice, and state in the email that you want a paper copy of the meeting materials. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

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Virtually at the Annual Meeting.   If you virtually attend the Annual Meeting, you may vote online during the Annual Meeting. To vote at the Annual Meeting, you must access www.meetingcenter.io/284792200 and will need the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the Annual Meeting starts to ensure that you are logged in when the virtual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.
If your shares are held in “street name” (held for your account by a broker or other nominee) you may vote:
•
Over the Internet or by Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

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By Mail.   You will receive instructions from your broker or other nominee explaining how to cast your vote.

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Virtually at the Annual Meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card. You will not be able to vote at the Annual Meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

HOW CAN I CHANGE MY VOTE?
You may revoke your proxy and change your vote at any time before the Annual Meeting.   To do this, you must do one of the following:
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Vote over the Internet or by Telephone as instructed above. Only your latest Internet vote is counted.

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Sign and date a new proxy and submit it as instructed above. Only your latest proxy vote is counted.

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Virtually attend the Annual Meeting and vote online by accessing www.meetingcenter.io/284792200. Virtually attending the Annual Meeting will not revoke your proxy unless you specifically request it. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or virtually attend and vote at the Annual Meeting. If you have misplaced your proxy, you may obtain another by following the instructions provided in the Notice or by accessing the Internet website at www.envisionreports.com/LQDA and following the instructions contained on that website.
If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on matters that the New York Stock Exchange (“NYSE”) determines to be

“routine.” If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Proposal 1, the election of three Class III directors, is not considered a routine matter. Proposal 2, the ratification of the independent registered public accounting firm, is considered a routine matter. We therefore strongly encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them.

IF I DO NOT GIVE INSTRUCTIONS TO MY BANK OR BROKER, WHAT MATTERS DOES MY BANK OR BROKER HAVE AUTHORITY TO VOTE UPON?
Pursuant to NYSE Rule 452 and corresponding Listed Company Manual Section 402.08, discretionary voting by brokers of shares held by their customers in “street name” on non-routine matters is prohibited. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote on matters that the NYSE determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the independent registered public accounting firm is a routine matter, while the election of our directors is a non-routine matter. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting. As a result, we strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
A majority of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is virtually present at the Annual Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?
Proposal 1—Election of Three Class III Directors For a Term Expiring at our 2024 Annual Meeting of Stockholders
If a quorum is present or represented by proxy at the meeting, each Class III director nominee must be elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting.

A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” any nominee, but will be counted in determining whether there is a quorum for the Annual Meeting. You may vote “FOR” any one or more of the nominees or “WITHHOLD” from voting “FOR” any one or more of the nominees. Withheld votes and broker non-votes will not be considered as votes cast “FOR” any nominee, and will therefore have no effect on the outcome of the vote. If you submit a proxy, no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” each of the Class III director nominees.
Proposal 2—Ratify the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2021
To approve Proposal 2, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 2 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditor.
The inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?
Our Board recommends that you vote:
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“FOR” Proposal 1—elect three Class III directors to serve on the Board for a term expiring at our 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death; and

•
“FOR” Proposal 2—ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?
We do not know of any other matters that may come before the Annual Meeting other than the election of Class III directors and ratification of the independent registered public accounting firm. If any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.

WHERE DO I FIND THE VOTING RESULTS FOR THE MEETING?
We intend to announce preliminary voting results at the Annual Meeting. We will publish final results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. To request a printed copy of our filings with the SEC, please write to Investor Relations, Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, or e-mail Investor Relations at IR@liquidia.com. You will also be able to find a copy on the Internet through our website at www.liquidia.com or through the SEC’s electronic data system, called EDGAR, at www.sec.gov. Our website is not part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.

WHO WILL PAY FOR THE COSTS OF SOLICITING THESE PROXIES?
We will pay the costs of soliciting proxies. In addition to mailing the Notice, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET?
This proxy statement and our Annual Report for the fiscal year ended December 31, 2020 are available on our Internet site at www.liquidia.com. This proxy statement and our Annual Report for the fiscal year ended December 31, 2020 are also available on the Internet site at www.envisionreports.com/LQDA. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.

WHY IS THE ANNUAL MEETING BEING HELD VIRTUALLY?
We continue to closely monitor developments with the coronavirus (COVID-19) pandemic and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to protect the health and safety of our employees and stockholders, we will again be conducting the Annual Meeting solely online.

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

THE CLASS III DIRECTOR ELECTION PROPOSAL
The Company’s Bylaws (the “Bylaws”) provide that the authorized number of directors of the Company shall not be less than three nor more than 11. Nine directors are currently serving on the Board. The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws. The Company’s Bylaws and Certificate of Incorporation (the “Certificate of Incorporation”) divide the Board into three classes with staggered three-year terms. Pursuant to the Certificate of Incorporation and Bylaws, no one class of directors has more than one director more than any other class of directors.
At the Annual Meeting, the stockholders will be asked to elect three directors to serve for three-year terms expiring at the annual meeting of stockholders in 2024. The Class III director nominees, whose terms of office will expire at the Annual Meeting, are Damian deGoa, Arthur Kirsch and Paul B. Manning. If each director is elected, the total number of authorized directors comprising the Company’s Board will remain at nine directors, effective immediately following the Annual Meeting.
The Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Messrs. deGoa, Kirsch and Manning. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below. Each nominee has indicated a willingness to serve for the term to which they are nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominees and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about the nominees for election as directors, including each nominee’s age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the nominee serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.
NOMINEES FOR A THREE-YEAR TERM EXPIRING AT THE 2024 ANNUAL MEETING
The following information contains information about the nominees as of April 30, 2021, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors.
Name	Age	Principal Occupation and Business Experience
Damian deGoa	42
Mr. deGoa, has been our Chief Executive Officer and a member of our Board since December 2020. Mr. deGoa served as Chief Executive Officer and a director of RareGen, LLC (now known as Liquidia PAH), a current wholly owned subsidiary of the Company (“RareGen”), from September 2018 until RareGen’s acquisition by the Company in November 2020. From December 2012 until September 2018, Mr. deGoa was the Managing Director of PBM Capital Group, LLC (“PBM Capital”) where he led several portfolio investments, divestments and operations. From April 2015 to April 2017, Mr. deGoa served as Chief Executive Officer of Breas Medical Group, a PBM Capital portfolio company which was acquired by Fosun Pharma in March 2017, and subsequently served as a director of Breas Medical Group from March 2017 to February 2020. Prior to joining PBM Capital, Mr. deGoa held various roles at Perrigo Company from August 2007 until December 2012, including Head of International Business Development, Divisional Finance Lead for Perrigo Company’s nutrition segment and Director of Corporate Development and Rx Business Development. Mr. deGoa holds a Bachelor of Arts in Economics and Philosophy from the University of Michigan and a Master’s in Business Administration in Finance from DePaul University. Mr. deGoa is qualified to serve on the Board due to his extensive and broad range of experience in

Name	Age	Principal Occupation and Business Experience
		business and healthcare product development, including previous commercial experience with treprostinil as Chief Executive Officer of RareGen.
Arthur Kirsch	69
Mr. Kirsch has been a member of our Board, Chairperson of our Audit Committee and a member of our Compensation Committee since Liquidia Corporation’s formation in June 2020 and has been a member of our Litigation Committee since August 2020. Mr. Kirsch has been a member of the board of directors of Liquidia Technologies since September 2016, and was the Chairperson of Liquidia Technologies’ Audit Committee since its formation in August 2016 until consummation of the Merger Transaction (as defined below) in November 2020 and a member of Liquidia Technologies’ Compensation Committee from May 2019 until November 2020. From May 2004 until February 2016, Mr. Kirsch served as a director of POZEN Inc. (Nasdaq: POZN). Mr. Kirsch served as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from February 2016 until May 2019. Mr. Kirsch is currently a director of Kadmon Corporation (NYSE: KDMN), a position he has served in since May 2019. From August 2015 until October 2016, Mr. Kirsch served as a director of Immunomedics, Inc. (Nasdaq: IMMU). Mr. Kirsch is currently a consultant. From June 2005 until June 2019, Mr. Kirsch served as a managing director and senior advisor for GCA Global, LLC, a global investment banking firm. From May 1994 to May 2004, he served as executive vice president, head of research at Vector Securities, LLC, a brokerage firm. From February 1990 to May 1993, Mr. Kirsch served as president of Natwest Securities Limited, a brokerage firm. From June 1979 to February 1990, Mr. Kirsch worked at Drexel Burnham Lambert, Inc., an investment banking firm, where he held the position of executive vice president, head of equity division. Mr. Kirsch graduated from the University of Rhode Island with a Bachelor of Science and also holds a Master of Business Administration from Baruch College. We believe Mr. Kirsch is qualified to serve on our Board due to his business and financial expertise and his experience serving on the boards of directors of several public pharmaceutical and life sciences companies.

Paul B. Manning	65
As a condition to, and concurrent with, closing our acquisition of RareGen (now Liquidia PAH) in November 2020 (the “Merger Transaction”), pursuant to that certain Agreement and Plan of Merger, dated as of June 29, 2020, as amended, by and among Liquidia, RareGen, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (the “Merger Agreement”) and that certain Cooperation Agreement, dated as of June 29, 2020, by and among Liquidia, PBM Capital Finance, LLC (“PBM Capital Finance”) and PD Joint Holdings, LLC Series 2016-A (“PD Joint Holdings”) (the “PBM Cooperation Agreement”), Mr. Manning was appointed as a member of our Board and Nominating and Corporate Governance Committee. Since 2010, Mr. Manning has served as the Chairman and Chief Executive Officer of PBM Capital Group, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded. Prior to that, Mr. Manning founded PBM Products in 1997, a producer of infant formula and baby food, which was sold to Perrigo Corporation in 2010. Mr. Manning has served as a director of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA) since December 2015 and as a director of Taysha Gene Therapies, Inc. (Nasdaq: TSHA) since March 2020. Within the past five years, Mr. Manning

Name	Age	Principal Occupation and Business Experience

previously served on the board of directors of Dova Pharmaceuticals, Inc. and AveXis, Inc. Mr. Manning also served as a director of RareGen from August 2018 until November 2020 and also serves as a director of other private companies. Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe that Mr. Manning is qualified to serve on our Board based upon his over 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies.

Vote Required
Assuming the presence of a quorum at the Annual Meeting, the election of a Class III director requires the affirmative vote of a plurality of the shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote. Thus, the three nominees with the greatest number of votes will be elected.
Board Recommendation
After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and recommends that you vote “FOR” the election of each of the nominees for director named above.
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2022 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2022 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of April 30, 2021 is set forth below.
Name	Age	Principal Occupation and Business Experience
Dr. Stephen Bloch	59
Dr. Bloch has been the Chairperson and member of our Board, and a member of our Audit Committee, since Liquidia Corporation’s formation in June 2020, has served as a member of our Litigation Committee since August 2020 and has served as a member and Chairperson of our Nominating and Corporate Governance Committee and as a member of our Research and Development Committee since April 2021. Dr. Bloch served as Chairperson of our Compensation Committee from June 2020 through November 2020 and is currently a member of the Compensation Committee. Dr. Bloch has been a member of the board of directors of Liquidia Technologies since July 2009. Dr. Bloch is currently a director of a number of private life sciences companies and served as a director of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) from September 2005 until April 2016. Dr. Bloch has been a general partner at Canaan Partners, a global venture capital firm, since November 2007. From August 2003 to November 2007, Dr. Bloch was a principal at Canaan Partners. From January 1995 to June 2002, Dr. Bloch was the founder and chief executive officer of Radiology Management Sciences, LLC, a specialty medical management company. Dr. Bloch graduated from Dartmouth College with a Bachelor of Arts. Dr. Bloch also holds a Doctor of Medicine from the University of Rochester and a Master of Arts in the History of Science and Public Policy from Harvard University. We believe Dr. Bloch is qualified to serve on our Board due to his financial expertise, experience as a venture

Name	Age	Principal Occupation and Business Experience
		capitalist and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.
Dr. Joanna Horobin	66
Dr. Horobin has been a member of our Board of Directors and Research and Development Committee since Liquidia Corporation’s formation in June 2020. Dr. Horobin has been Chairperson of our Compensation Committee since December 2020, and has served as a member of our Compensation Committee since June 2020 and a member of our Litigation Committee since August 2020. Dr. Horobin has been a member of the board of directors of Liquidia Technologies since October 2019. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications (“Idera”) (Nasdaq: IDRA), from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc. (“Verastem”) (Nasdaq: VSTM), a biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, Inc. (“Syndax”) (Nasdaq: SNDX), a clinical-stage biopharmaceutical company developing an innovative pipeline of cancer therapies, from September 2006 to September 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône-Poulenc Rorer (now Sanofi) and Chugai-Rhône-Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England. Dr. Horobin currently serves on the board of Kymera Therapeutics, Inc. (Nasdaq: KYMR) and certain other private and non-U.S. public companies. We believe Dr. Horobin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Roger A. Jeffs, Ph.D.	59
As a condition to closing the Merger Transaction, pursuant to the Merger Agreement and that certain Cooperation Agreement, dated as of June 29, 2020, by and among Liquidia and Serendipity BioPharma LLC (“Serendipity”) (the “Serendipity Cooperation Agreement” and, together with the “PBM Cooperation Agreement, the “Cooperation Agreements”), in November 2020 Dr. Jeffs was appointed as a member of our Board and Compensation Committee. In April 2021, Dr. Jeffs was also appointed as a member of our Litigation Committee. Dr. Jeffs is currently the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company, where he has served since October 2019. Dr. Jeffs was previously at United Therapeutics Corporation, a biotechnology company, where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the board of directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the initial public offering, oversaw the clinical development and regulatory approval of six products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5 billion revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best

Name	Age	Principal Occupation and Business Experience

places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc., a biopharmaceutical company, and Burroughs Wellcome Co., a pharmaceutical company, where he held roles in clinical development. Dr. Jeffs currently serves on the board of directors of Axsome Therapeutics, Inc. (Nasdaq: AXSM) and Albireo Pharma, Inc. (Nasdaq: ALBO) and previously served, within the last five years, on the board of directors of Axovant Gene Therapies (Nasdaq: AXGT), Dova Pharmaceuticals, Sangamo Therapeutics (Nasdaq: SGMO) and United Therapeutics (Nasdaq: UTHR). Dr. Jeffs served as a director of RareGen from August 2018 until November 2020 and also serves as a director of other private companies. Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. We believe Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provide him with the qualifications and skills to serve on our Board.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2023 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of April 30, 2021 is set forth below.
Name	Age	Principal Occupation and Business Experience
Katherine Rielly-Gauvin	58
Ms. Rielly-Gauvin has been a member of our Board and a member of our Nominating and Corporate Governance Committee and Research and Development Committee since Liquidia Corporation’s formation in June 2020, a member of our Litigation Committee since August 2020 and has been Chairperson of our Research and Development Committee since April 2021. Ms. Rielly-Gauvin has been a member of the board of directors of Liquidia Technologies since October 2019 and served as a member of the Liquidia Technologies Nominating and Corporate Governance Committee and Research and Development Committee from October 2019 until consummation of the Merger Transaction in November 2020. Ms. Rielly-Gauvin has served as the Vice President of Global Commercial Development of AbbVie Inc. (NYSE: ABBV) (“AbbVie”), a pharmaceutical research and development company, since January 2013. At AbbVie, Ms. Rielly-Gauvin is responsible for developing the strategic commercial direction of key compounds in AbbVie’s pipeline across core therapeutic areas in Immunology, Oncology, Neuroscience and Specialty. Prior to joining AbbVie, Ms. Rielly-Gauvin worked in the Johnson & Johnson family of companies across a variety of roles in commercial, medical affairs and research capacities, including Vice President and General Manager for the Janssen Commercial CNS organization. Ms. Rielly-Gauvin holds a Bachelor of Science degree in Chemistry from Simmons College and an MBA in Economics from Rutgers University. We believe Ms. Rielly-Gauvin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Name	Age	Principal Occupation and Business Experience
Raman Singh	50
Mr. Singh has been a member of our Board, our Audit Committee and our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Mr. Singh has been a member of the board of directors of Liquidia Technologies since February 2018. Since October 2011, Mr. Singh has served as the chief executive officer of Mundipharma Pte Limited, which is part of a network of independent associated companies active in the fields of analgesia, oncology, ophthalmology, respiratory, specialty care and consumer health. Mr. Singh graduated from Osmania University with a Bachelors in Mechanical Engineering in 1992. He also holds Masters in International Management from Thunderbird School of Global Management and in Business Administration from Assumption University. We believe Mr. Singh is qualified to serve on our Board due to his vast industry experience and knowledge as well as his business experience.

David Johnson	38
As a condition to, and concurrent with, closing our private placement of common stock in April 2021, pursuant to that certain Common Stock Purchase Agreement, dated as of April 12, 2021, by and among Liquidia, a fund and account managed by Caligan Partners LP (“Caligan”) and certain other accredited investors, and that certain Standstill Agreement, dated as of April 13, 2021, by and between Liquidia and Caligan (the “Standstill Agreement”), Mr. Johnson was appointed as a member of our Board and Audit Committee. In April 2021, Mr. Johnson was also appointed as a member of our Research and Development Committee. Mr. Johnson is a Partner and co-Founder of Caligan, an SEC-registered investment manager. Previously, Mr. Johnson was a Managing Director at The Carlyle Group, where he was employed from 2010 to 2017. Prior to joining Carlyle, Mr. Johnson worked for six years at Morgan Stanley, where he was a Vice President in the Principal Investments area. Mr. Johnson was previously a director of AMAG Pharmaceuticals from October 2019 through November 2020. Mr. Johnson has served on the Executive Committee for the Harvard College Fund and is a member of the board of directors of the Children’s Scholarship Fund. Mr. Johnson received his A.B. in Applied Mathematics, cum laude, from Harvard College in 2004 and a S.M. in Applied Mathematics from Harvard College in 2004. The Board believes that Mr. Johnson’s qualifications to sit on the Board include his extensive experience as an investor and his insights into financial strategy, and organizational and business development.

THE AUDITOR RATIFICATION PROPOSAL
Our Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. In connection with this appointment, PricewaterhouseCoopers LLP will examine and report to stockholders on the financial statements of the Company for 2021.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to be virtually present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021 is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021 and recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021.
Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by PricewaterhouseCoopers LLP, our registered independent public accounting firm, during the fiscal years ended December 31, 2019 and 2020. A description of these fees and services follows the table.
	2019	2020
Audit Fees(1)	$648,008	$1,246,649
Audit-Related Fees(2)	—	$100,000
Tax Fees(3)	—	—
All Other Fees(4)	2,768	—
TOTAL	$650,776	$1,346,649

(1)   Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements and related services that are normally provided in connection with public offerings, including the registration statement for our follow-on public offering in March 2019, our “at-the-market”

sales agreement entered into in August 2019, our private offering of common stock in December 2019,our follow-on public offering in July 2020, the registration statement following the Merger Transaction in September 2020.
(2)   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”
(3)   Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance, tax advice and tax planning. There were no such fees in 2019 or 2020.
(4)   This category includes fees billed for the use of a research tool and automated disclosure checklist.
The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Further, pursuant to the Audit Committee’s pre-approval policies and procedures described below, all of the services provided by PricewaterhouseCoopers LLP in 2019 and 2020 were approved in advance in accordance with the Audit Committee’s pre-approval policies and procedures described below. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non-audit services under the applicable rules of the SEC for its approval of any of the services provided by PricewaterhouseCoopers LLP in 2019 and 2020.
Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee has the authority to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by such Audit Committee members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent registered public accounting firm’s independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service.
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements with generally accepted accounting principles in the United States.
The Audit Committee of the Board has:
•
Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2020 with management;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and

•
Received the written disclosures and a letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has further discussed with PricewaterhouseCoopers LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Submitted by the members of the Audit Committee:
Arthur Kirsch, Chairperson
Dr. Stephen Bloch
David Johnson*
Raman Singh

*
David Johnson was appointed to the Audit Committee on April 12, 2021 and therefore did not participate in the reviews, discussions and recommendations discussed in this report.

LIQUIDIA CORPORATE GOVERNANCE
Director Independence
Our Board has determined that each of Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh are independent directors as that term is defined under the applicable independence listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board also determined that Dr. Seth Rudnick and Dr. Ralph Snyderman, who formally resigned as directors of the Company in December 2020 and November 2020, respectively, were independent directors as defined under the applicable Nasdaq independence listing standards. In making this determination, our Board applied the standards set forth in the Nasdaq listing standards and in Rule 10A-3 under the Exchange Act. In evaluating the independence of Drs. Bloch, Horobin, Jeffs, Rudnick and Snyderman, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh, our Board considered, as applicable, their current and historical employment, any compensation we have given to them, any transactions we have entered into with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families. The Board also considered all other relevant facts and circumstances known to it in making this independence determination. In addition, Drs. Bloch, Horobin, Jeffs, Rudnick and Snyderman, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh are, or were, as applicable, non-employee directors, as defined in Rule 16b-3 of the Exchange Act.
Election Arrangements
Pursuant to the Cooperation Agreements, prior to the effectiveness of the Merger Transaction, but conditioned on the closing of the Merger Transaction, our Board increased the authorized number of directors from eight to nine and appointed Dr. Jeffs and Mr. Manning as a Class I and Class III director, respectively, for terms expiring at our 2022 and 2021 annual meetings of stockholders, respectively, and until their successors are elected and qualified, or until such director’s earlier resignation, removal or death. On the closing date of the Merger Transaction, Dr. Snyderman, a then-Class I director, resigned, and Dr. Jeffs and Mr. Manning filled the vacancies created by this resignation and the increase in authorized number of directors, respectively. The size of our Board shall not exceed nine directors during the Cooperation Period (as defined below) unless at least two-thirds of the members of the board of directors approve an increase in the size of the Board. Concurrently upon appointment to the Board, (A) Dr. Jeffs was appointed to the Compensation Committee and (B) Mr. Manning was appointed to the Nominating and Corporate Governance Committee and, in each case, we have agreed to maintain such committee appointments during the term of the applicable Cooperation Agreement, as long as each such director (or, as applicable, their Replacement Designee (as defined in the Cooperation Agreements)) continues to serve on our Board. The “Cooperation Period” commenced on June 29, 2020, which is the date of the Merger Agreement, and will expire on the later to occur of (x) the one-year anniversary of the date on which Dr. Jeffs or Mr. Manning or any Replacement Designee affiliated with such director no longer serves on our Board or (y) November 18, 2023, which is the three-year anniversary of the closing of the Merger Transaction.
Pursuant to the Standstill Agreement, our Board appointed Mr. Johnson as a Class II director for a term expiring at our 2023 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier resignation, removal or death. Concurrently upon appointment to the Board, Mr. Johnson was appointed to the Audit Committee, and we have agreed to maintain such committee appointment during the term of the Standstill Agreement, as long as Mr. Johnson (or, as applicable, his Replacement Designee (as defined in the Standstill Agreement)) continues to serve on our Board.
There are no further contractual obligations, or terms of our outstanding securities, regarding the election of our directors.
Board Leadership Structure and Role in Risk Oversight
Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.
Our Board is composed of nine directors, of whom eight are independent in accordance with the applicable Nasdaq independence listing standards. Presently, the Board has the following standing committees:

Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Research and Development Committee and Litigation Committee. Each of the standing committees is comprised solely of independent directors. In accordance with Nasdaq rules, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.
To assure effective and independent oversight of management, our Board currently operates with the roles of Chief Executive Officer and Chairperson of the Board separated in recognition of the differences between these two roles in the management of the Company. Although our Board does not have a policy as to whether the same individual may serve as both Chairperson of the Board and Chief Executive Officer, or if the roles must be separate, our Board believes that its current leadership structure provides the most effective leadership model for our Company, as it promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team which manages the business on a day-to-day basis. The Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairperson of the Board has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our Chairperson, Dr. Bloch calls and chairs regular and special meetings of the Board, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board and consults frequently with committee chairs. Additionally, by permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairperson of the Board roles also prevents the Chief Executive Officer from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse its power.
The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
The Compensation Committee also reviews the Company’s compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the biotechnology and pharmaceuticals sectors as well as insuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.
Meetings of the Board and its Committees
The public company board of directors of Liquidia Technologies, through the consummation of the Merger Transaction on November 18, 2020, and Liquidia Corporation following consummation of the Merger Transaction, held a total of 17 meetings during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, no incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee(s) on which he or she served during the period. Members of our Board are invited and encouraged to attend each annual meeting of stockholders. Each then-serving member of our Board virtually attended the 2020 annual meeting of stockholders.
Board Committees
Our Board currently has five standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Research and Development Committee and a Litigation Committee. These committees, their principal functions and their respective memberships are described below.

Audit Committee
The Audit Committee of our Board oversees the quality and integrity of our financial statements and other financial information, accounting and financial reporting processes, internal controls and procedures for financial reporting and internal audit function. It also oversees the audit and other services provided by our independent auditor and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor. In addition, our Audit Committee is responsible for reviewing our compliance with legal and regulatory requirements, and it assists the Board in an initial review of recommendations to the Board regarding proposed business transactions.
The current members of our Audit Committee are Dr. Bloch and Messrs. Johnson, Kirsch and Singh, with Mr. Kirsch serving as Chairperson. Mr. Johnson was appointed to the Audit Committee in April 2021. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Kirsch is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that each of Dr. Bloch and Messrs. Johnson, Kirsch and Singh are independent under the heightened audit committee independence standards of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Audit Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held eight meetings during the year ended December 31, 2020. A copy of the Audit Committee’s charter is posted on our website at www.liquidia.com.
Compensation Committee
The Compensation Committee of our Board reviews and determines the compensation of all of our executive officers and establishes our compensation policies and programs. Specific responsibilities of our Compensation Committee include, among other things, evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s compensation. It also determines the compensation of our other executive officers. In addition, our Compensation Committee administers all equity compensation plans and has the authority to grant equity awards subject to the terms and conditions of such equity compensation plans. Our Compensation Committee also reviews and approves various other compensation policies and matters, including establishing policies and making recommendations to our Board regarding director compensation. In reviewing and advising the Board, the Committee considers aligning the level and structure of compensation with the long-term interest and risk policies of the Company, and creates a compensation structure that is appropriate to attract, retain and motivate (a) directors to provide good stewardship of the Company, and (b) key management personnel to successfully manage the Company, while not paying more than necessary to accomplish the foregoing. Our Compensation Committee may also review and discuss with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings, and it may prepare a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.
In fulfilling its responsibilities, the Compensation Committee shall, to the extent permitted by the applicable rules of Nasdaq and applicable law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee comprised of one or more members of the Compensation Committee. In connection with its evaluations and determinations in 2020, at management’s recommendation the Compensation Committee retained the services of Radford/Aon, a nationally known executive compensation and benefits consulting firm, to advise it on various matters related to executive and director compensation and compensation programs, including the an option exchange program which was approved by our stockholders at the 2020 annual meeting but which the Compensation Committee ultimately determined not to effect. Radford/Aon may also from time to time advise management, with the Compensation Committee’s consent. Radford/Aon was hired by and reports to the Compensation Committee. Pursuant to its charter, the Compensation Committee has the power to hire and terminate such consultants and to engage other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements.

The current members of our Compensation Committee are Drs. Bloch, Horobin and Jeffs and Mr. Kirsch, with Dr. Horobin serving as Chairperson. Dr. Jeffs was appointed to the Compensation Committee in November 2020 and Dr. Rudnick resigned in December 2020. In December 2020, Dr. Horobin was appointed as Chairperson to succeed Dr. Bloch. Each of the current and former members of our Compensation Committee is, or was, as applicable independent under the applicable rules and regulations of Nasdaq and is, or was, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Compensation Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held eight meetings during the year ended December 31, 2020. A copy of the Compensation Committee’s charter is posted on our website at www.liquidia.com.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board, and evaluating the performance of our Board and individual members of our Board. When identifying nominees, the Nominating and Corporate Governance Committee considers, among other things, a nominee’s character and integrity, level of education and business experience, financial literacy and commitment to represent long-term interests of our equity holders. Our Nominating and Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board concerning corporate governance matters.
The current members of our Nominating and Corporate Governance Committee are Dr. Bloch, Ms. Rielly-Gauvin and Messrs. Manning and Singh. Dr. Bloch was appointed as a member and Chairperson of the Nominating and Corporate Governance Committee in April 2021, succeeding Dr. Snyderman, who resigned from such position in November 2020. Dr. Rudnick resigned as a member of the Nominating and Corporate Governance Committee in December 2020. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Nominating and Corporate Governance Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held three meetings during the year ended December 31, 2020. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.liquidia.com.
Evaluation and Identification of Director Nominees
The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to Liquidia. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees; however, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate’s ability and commitment to understand Liquidia and its industry and the candidate’s ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:

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industry knowledge;

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accounting and finance;

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business judgment;

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management;

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leadership;

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business strategy;

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crisis management; and

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corporate governance.

In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:
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sound business and personal judgment;

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diversity of origin, experience, background and thought;

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senior management experience and demonstrated leadership ability;

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accountability and integrity;

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financial literacy;

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industry or business knowledge, including science, technology, and marketing acumen;

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the extent, nature and quality of relationships and standing in the research and local communities;

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in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

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independence of thought and ideas; and

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other board appointments and service.

The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management, and the Nominating and Corporate Governance Committee also commissions formal search processes. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others. As part of the Company’s ongoing consideration of the appropriate mix of skills and expertise on the Board as well as Board refreshment, the Nominating and Corporate Governance Committee retained Spencer Stuart, a national search firm, to assist with identifying potential director nominees. The functions performed by Spencer Stuart included identifying qualified candidates, conducting interviews and background checks, and presenting qualified candidates to the Nominating and Corporate Governance Committee for consideration.
Stockholder Director Nominee Recommendations
The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders’ meeting should follow the procedures set forth in our Bylaws as described in “Stockholder Proposals and Other Information” in this proxy statement.
Research and Development Committee
The current members of our Research and Development Committee are Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Mr. Johnson, with Ms. Rielly-Gauvin serving as Chairperson effective April 2021. In

November 2020, upon consummation of the Merger Transaction, Dr. Snyderman resigned as Chairperson of the Research and Development Committee and in December 2020, Dr. Rudnick resigned as Vice Chairperson of the Research and Development Committee. In April 2021, Dr. Bloch and Mr. Johnson were appointed as members of the Research and Development Committee. The role of our Research and Development Committee is to make recommendations to our Board regarding our research and development functions and programs, including our research and development strategies, priorities and opportunities. The Research and Development Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held three meetings during the year ended December 31, 2020.
Litigation Committee
The current members of our Litigation Committee are Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Mr. Kirsch, with Mr. Kirsch serving as Chairperson. In December 2020, Mr. Fowler resigned as a member of the Litigation Committee. The role of our Litigation Committee is to oversee and provide guidance relating to various litigation matters and intellectual property-related activities to the full Board. The Litigation Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held eight meetings during the year ended December 31, 2020.
Code of Conduct
In October 2016, we adopted a code of conduct, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting. In July 2018, we amended our code of conduct to qualify as a “code of ethics” as defined by the rules of the SEC. In June 2020, upon the formation of Liquidia Corporation, we adopted a substantially similar code of conduct as the version which was approved in July 2018. The code of conduct is available on our website at www.liquidia.com. We intend to disclose any amendments to the code of conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to: The Liquidia Corporation Board of Directors, c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.
Anti-Hedging and Anti-Pledging Policy
Pursuant to the Company’s insider trading policy, members of the Board, officers, employees and consultants to the Company, as well as their immediate family members, are prohibited from engaging in short-term or speculative transactions involving the Company’s securities that may be considered hedging, as well as pledging the Company’s securities as collateral to secure a loan. Specifically prohibited transactions include, but are not limited to: (i) selling the Company’s common stock within six months of purchasing such common stock in the open market, other than purchases and sales under the Company’s Employee Stock Purchase Plan or sales made within six months before or after the exercise of options that were granted by the

Company; (ii) engaging in “short” sales of the Company’s securities; (iii) using the Company’s securities held in a margin account or pledged as collateral to secure a loan, without prior written approval of the Chief Financial Officer, as the administrator of the insider trading policy; (iv) transactions in straddles, collars, or implementing standing and limit orders or other similar risk reduction devices, except in limited cases with the prior written approval of the Chief Financial Officer; or (v) transactions in publicly traded options relating to the Company’s securities, such as put and call options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of April 15, 2021, except as noted below, by:
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each of our directors and nominees;

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each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

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each person, or group of affiliated persons, who is known by us to beneficially own more than five percent (5%) of our common stock; and

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all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, including options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of April 15, 2021. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2021, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
We have based our calculation of the percentage of beneficial ownership on 51,972,961 shares of common stock outstanding as of April 15, 2021.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Paul B. Manning(1)	5,148,300	9.9%
Canaan VIII L.P.(2)	2,917,169	5.6%
Caligan Partners LP(3)	8,328,418	16.0%
Named Executive Officers and Directors:
Damian deGoa(4)	43,091	*
Neal F. Fowler (5)	503,268	*
Richard D. Katz, M.D.	—	*
Robert A. Lippe(6)	128,643	*
Tushar Shah, M.D.(7)	66,042	*
Dr. Stephen Bloch(8)	50,602	*
Katherine Rielly-Gauvin(9)	22,823	*
Roger Jeffs, Ph.D.(10)	1,517,889	2.9%
Dr. Joanna Horobin(11)	23,829	*
Arthur Kirsch(12)	50,094	*
Paul B. Manning(1)	5,148,300	9.9%
Raman Singh(13)	44,128	*
David Johnson(14)	8,330,085	16.0%
All current executive officers and directors as a group (11 persons)(15)	15,425,526	29.5%

*   Represents ownership of less than 1.0%.

(1)   Consists of (i) 3,921,075 shares of common stock held directly by PBM Capital Finance, of which Mr. Manning is the manager and sole beneficial owner, (ii) 737,646 shares of common stock held by PD Joint Holdings, (iii) 479,233 shares of common stock held by BKB Growth Investments, LLC (“BKB Growth”) and (iv) 10,346 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021. Paul B. Manning and Bradford Manning are each managers of Tiger Lily Capital, LLC, the manager of PD Joint Holdings and BKB Growth, and have joint voting and investment power with respect to the shares held by PD Joint Holdings and BKB Growth. The address for Mr. Manning is c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, VA 22902.
(2)   Consists of 2,917,169 shares of common stock held by Canaan VIII L.P (“Canaan”). Canaan Partners VIII LLC is the sole general partner of Canaan and may be deemed to have the sole investment and voting power over the shares held by Canaan. Brenton K. Ahrens, John V. Balen, Stephen M. Bloch, Wende S. Hutton, Maha S. Ibrahim, Deepak Kamra, Guy M. Russo and Eric A. Young are the managing members of Canaan Partners VIII LLC. Investment, voting and dispositive decisions with respect to the shares held by Canaan are made by a two-thirds vote of the interest of the managers of Canaan Partners VIII LLC (“Canaan LLC” and, together with Canaan, the “Canaan Entities”), collectively. Dr. Bloch, a member of our Board, is a managing member of Canaan Partners VIII LLC. No manager or member of Canaan LLC has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by Canaan. The address of Canaan is 285 Riverside Avenue, Suite 250, Westport, CT 06880.
(3)   Consists of (i) 7,167,663 shares of common stock held by Caligan Partners CV IV LP (“Caligan IV”) and (ii) 1,160,755 shares of common stock held in an account managed (the “Managed Account”) by Caligan Partners LP (“Caligan Partners”). Caligan Partners CV IV GP LLC is the sole general partner of Caligan IV and may be deemed to have the sole investment and voting power over the shares held by Caligan IV. Caligan Partners LP is the investment manager of the Managed Account and may be deemed to have the sole investment and voting power over the shares held by the Managed Account. David Johnson is the sole managing member of Caligan Partners and Caligan Partners CV IV GP LLC. Investment, voting and dispositive decisions with respect to the shares held by Caligan IV and the Managed Account are made by Mr. Johnson. Mr. Johnson, a member of our Board, is the managing partner of Caligan Partners. The address of Caligan is 590 Madison Ave, 21st Floor, New York, NY 10022.
(4)   Consists of 43,091 shares of common stock.
(5)   Consists of (i) 51,545 shares of common stock and (ii) 451,723 shares of common stock underlying outstanding options which vested as of Mr. Fowler’s January 13, 2021 separation date.
(6)   Consists of (i) 17,527 shares of common stock, (ii) 110,168 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021, and (iii) 948 shares of common stock issuable upon the conversion of an outstanding warrant.
(7)   Consists of 66,042 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021.
(8)   Consists of 50,602 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021.
(9)   Consists of 22,823 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021.
(10)   Consists of (i) 6,095 shares of common stock held by Roger A. Jeffs 2019 GRAT dtd 05/01/2019, of which Dr. Jeffs is the trustee, (ii) 111,706 shares of common stock held by Dr. Jeffs, (iii) 1,387,500 shares of common stock held by Serendipity BioPharma LLC, and (iv) 12,588 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021. Dr. Jeffs is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity.
(11)   Consists of 23,829 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021.
(12)   Consists of (i) 2,000 shares of common stock and (ii) 48,094 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021.
(13)   Consists of 44,128 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021.

(14)   Consists of (i) 1,667 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021, and (ii) amounts reported by Caligan Partners and the Managed Account in footnote 3 above.
(15)   Consists of an aggregate of (i) 15,034,291 shares of common stock, (ii) 390,287 shares of common stock underlying outstanding options which will have vested within 60 days of April 15, 2021, and (iii) 948 shares of common stock issuable upon the conversion of an outstanding warrant, held by an aggregate of 11 executive officers and directors.
EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION
Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2020. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of the non-employee members of our Board in 2020. We reimburse non-employee members of our Board for reasonable travel expenses. Mr. deGoa, a member of our Board who also serves as our Chief Executive Officer, does not receive any additional compensation for his service as a director, and Mr. Fowler, a former Board member and our former Chief Executive Officer, did not receive any additional compensation for his service as a director. Messrs. deGoa’s and Fowler’s compensation for service as an employee for 2020 is presented in “Executive Compensation—2020 Summary Compensation Table.”(2)
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Dr. Stephen Bloch	91,875	161,950	253,825
Katherine Rielly-Gauvin	52,502	161,950	214,452
Dr. Joanna Horobin	58,750	161,950	220,700
Roger A. Jeffs, Ph.D.(3)	13,750	75,312	89,062
Arthur Kirsch	72,500	161,950	234,450
Paul B. Manning(3)	9,688	75,312	85,000
Dr. Seth Rudnick(4)	49,064	161,950	211,014
Dr. Ralph Snyderman(5)	55,875	161,950	217,825
Raman Singh	46,252	161,950	208,202

(1)   Represents fees earned pursuant to our non-employee director compensation policy described below.
(2)   The value of option awards granted to directors is based upon the grant date fair value of awards calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 5 of our financial statements for the period ended December 31, 2020. For information regarding these grants, see “— 2020 Equity Awards to Non-Employee Directors, Neal F. Fowler and Damian deGoa”.
(3)   Appointed to the Board on November 18, 2020 effective upon consummation of the Merger Transaction.
(4)   Resigned from the Board and all committees thereof on December 28, 2020.
(5)   Resigned from the Board and all committees thereof on November 18, 2020 effective upon consummation of the Merger Transaction.

The following table lists all outstanding option awards, as of December 31, 2020, held by our non-employee directors which served on our Board in 2020:
Name	Option Awards
Dr. Stephen Bloch	54,486
Katherine Rielly Gauvin	35,000
Dr. Joanna Horobin	35,000
Roger A. Jeffs, Ph.D.	30,000
Arthur Kirsch	54,486
Paul B. Manning	30,000
Dr. Seth Rudnick	99,577
Dr. Ralph Snyderman	54,836
Raman Singh	54,486
2020 Equity Awards to Non-Employee Directors, Neal F. Fowler and Damian deGoa
On March 18, 2020, we granted Mr. Fowler an option to purchase 121,600 shares of common stock under the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”) with an exercise price equal to $3.31 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date. On March 18, 2020 we also granted Mr. Fowler 30,400 restricted stock units (RSUs) under the 2018 Plan, 25% of which were to vest and settle into common stock on the one-year anniversary of the grant date and the remainder vesting in equal quarterly installments over the subsequent three years, subject to continuous service as of each such date. The RSUs granted to Mr. Fowler were forfeited upon his separation from the Company in January 2021.
On June 22, 2020, we granted each of Drs. Bloch, Rudnick and Horobin, Ms. Rielly-Gauvin and Messrs. Kirsch, Singh and Snyderman options to purchase 20,000 shares of common stock under the 2018 Plan, with an exercise price equal to $10.97 per share, vesting in equal monthly installments over a period of three years, subject to continuous service as of each such date.
On November 18, 2020, the date that each of Dr. Jeffs and Mr. Manning were appointed to our Board, we granted such new directors 30,000 shares of common stock under the Liquidia Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”), with an exercise price equal to $3.38, vesting in equal monthly installments over a period of three years, subject to each director’s continuous service as of each such date.
On December 14, 2020, the date of Mr. deGoa’s appointment as Chief Executive Officer and pursuant to his employment agreement, Mr. deGoa was granted a nonstatutory stock option entitling him to purchase up to 2,000,000 shares of common stock (the “deGoa Option”), with an exercise price per share equal to $3.00. The deGoa Option (i) was granted outside of the 2020 Plan as an inducement material to his acceptance of employment with the Company, (ii) is subject to a nonstatutory stock option agreement (the “deGoa NSO Agreement”), and (iii) vests as follows: 25% of the shares of common stock underlying the deGoa Option will become vested and exercisable on December 14, 2021 and the balance of deGoa Option shares will become vested and exercisable in equal monthly installments over the following 36 months; provided, however, that, notwithstanding the foregoing vesting schedule, (x) 25% of the then-unvested shares of common stock underlying the deGoa Option will vest upon U.S. Food and Drug Administration (FDA) tentative approval of our New Drug Application (NDA) for LIQ861 prior to June 30, 2022 and (y) 25% of the then-unvested shares of common stock underlying the deGoa Option will vest upon commercial availability of subcutaneous treprostinil with cartridge supplies sufficient to support the market for one year prior to December 31, 2021. Furthermore, upon a “Change in Control” (as defined in the deGoa NSO Agreement), 100% of the unvested portion of the deGoa Option shall become vested and exercisable as of the date of the Change in Control provided that Mr. deGoa is actively employed by us on such date.

General Policy Regarding Compensation of Directors
Our Board has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:
	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	35,000	25,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	3,750	3,750
Research and Development Committee	5,000	5,000
Litigation Committee	$15,000	N/A
Pursuant to the non-employee director equity compensation policy adopted by the Compensation Committee in April 2020, (i) each individual who is first elected or appointed as a non-employee director shall be automatically granted, on the date of such initial election or appointment, a nonqualified stock option to purchase 30,000 shares of our common stock and (ii) each director then serving on our Board shall be automatically granted, on an annual basis, a nonqualified stock option to purchase 20,000 shares of our common stock. Option grants to our non-employee directors vest in 36 equal monthly installments, becoming fully vested on the third anniversary of the date of grant. Each option granted to our non-employee directors shall terminate on the earlier of (i) the ten year anniversary of the date of grant and (ii) the one year anniversary of such director’s ceasing to serve on the Board.
For fiscal 2021, each of the non-employee directors have agreed to a one-time waiver of the cash consideration payable to them for service on the Board and committees thereof, in an effort to further extend our cash runway. In lieu of such cash consideration, we granted each of Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh options to purchase 55,187, 35,872, 30,353, 35,182, 16,132, 41,390, 21,385 and 25,524 shares of common stock, respectively, under the 2020 Plan, with an exercise price equal to $2.51 per share with respect to the options granted to Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh and $2.52 per share with respect to the options granted to Mr. Johnson. With respect to the options granted to Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh, twenty-five percent of the option shares vested on March 24, 2021, with the remainder vesting in equal quarterly installments on each of June 30, 2021, September 30, 2021 and December 31, 2021, subject to each director’s continuous service as of each such date. With respect to the options granted to Mr. Johnson, 30% percent of the option shares will vest on June 30, 2021, with the remainder vesting in equal quarterly installments on each of September 30, 2021 and December 31, 2021, subject to his continuous service as of each such date. Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh will remain entitled to receive an annual option grant of 20,000 shares in 2021 pursuant to the non-employee director equity compensation policy. Mr. Johnson will remain entitled to receive an annual option grant of 14,247 shares in 2021 pursuant to the non-employee director equity compensation policy, representing a pro-rata portion of the annual option grant proportional to the portion of 2021 during which he will serve as a director.
Other option grant awards to non-employee directors are determined by the Board in its sole, good faith discretion. Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation—Summary Compensation Table below.
Management
The following table sets forth the name, age as of April 30, 2021 and position of each of our current executive officers. The following also includes certain information regarding our current executive officers’ individual experience, qualifications, attributes and skills. Unless otherwise stated, the business address for all of our current executive officers is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.

Name	Age	Position
Executive Officers
Damian deGoa	42	Chief Executive Officer and Director
Michael Kaseta.	45	Chief Financial Officer
Robert A. Lippe	56	Chief Operations Officer
Tushar Shah, M.D.	61	Senior Vice President, Product Development
Scott Moomaw	51	Senior Vice President, Commercial
Russell Schundler	46	General Counsel and Secretary
Executive Officers
Damian deGoa
Please see Damian deGoa’s biography on page 8 of this proxy statement under the section entitled “The Class III Director Election Proposal—Nominees for a Three-Year Term Expiring at the 2024 Annual Meeting.”
Michael Kaseta
Mr. Kaseta has been our Chief Financial Officer since November 2020. Mr. Kaseta served as Chief Financial Officer of Aerami Therapeutics, Inc., a private biotech company focused on the development of improved therapies for the treatment of severe respiratory diseases, including pulmonary arterial hypertension, from January 2019 until November 2020, and served as Chief Financial Officer of Aralez Pharmaceuticals Inc., a former specialty pharmaceutical company (“Aralez”) (Nasdaq: ARLZ), from March 2018 until January 2019. Mr. Kaseta previously served as Head of Finance and Interim Chief Financial Officer of Aralez from November 2017 until March 2018 and Corporate Controller from September 2016 until November 2017. Prior to joining Aralez, Mr. Kaseta held various positions at Sanofi S.A., a global biopharmaceutical company focused on human health, including most recently Chief Financial Officer Sanofi North America, Global Services, from April 2015 through September 2016. Mr. Kaseta was previously the Vice President Sanofi NA Pharma Controlling from January 2013 through April 2015, Vice President, Sanofi Financial Shared Services from March 2007 through December 2013 and Director of Technical Accounting from 2005 to 2007. Mr. Kaseta holds a BBA in accounting from James Madison University and is a CPA (inactive) licensed in the state of New Jersey.
Robert A. Lippe
Robert A. Lippe has been our Chief Operations Officer since Liquidia Corporation’s formation in June 2020 and Liquidia Technologies’ Chief Operations Officer since June 2015. From February 2014 to June 2015, Mr. Lippe served as executive vice president and chief operations officer at Alexza Pharmaceuticals, Inc., a pharmaceutical company focused on the development and commercialization of proprietary products for the treatment of acute and intermittent conditions. From January 2011 to February 2014, Mr. Lippe worked as the vice president and head of global operations at Ironwood Pharmaceuticals, Inc., a pharmaceutical company focused on finding new treatments for patients living with gastrointestinal diseases, and from March 2002 to January 2011, he was the head of manufacturing for one of the Vacaville operating facilities of Genentech, Inc., a biotechnology corporation. From May 1992 to May 2002, Mr. Lippe worked at Lawrence Livermore National Laboratory as an assurance and facility manager. Mr. Lippe graduated with a Bachelor of Science in Marine Engineering from the United States Coast Guard Academy. Mr. Lippe holds a Masters in Business Administration and a Masters in Public Health from the University of California, Berkeley.
Tushar Shah, M.D.
Tushar Shah, M.D. has been our Chief Medical Officer since Liquidia Corporation’s formation in June 2020 and our and Liquidia Technologies’ Head of Research and Development since August 2020. Dr. Shah has served as Liquidia Technologies’ Chief Medical Officer since May 2020. Dr. Shah has 28 years of pharmaceutical research and development experience, successfully moving more than 20 products from early development to commercialization. Prior to joining our company, Dr. Shah was at Teva Pharmaceutical Industries Ltd. (Teva) from May 2007 to May 2020 where he held various leadership roles with the most recent role from January 2018 until May 2020 being Head of Global Specialty Clinical Development with oversight of all phases of clinical development across all therapeutic areas including central nervous system, immunology, respiratory, oncology and biosimilars. Dr. Shah also served as Head of Global Respiratory Research and Development at Teva from May 2007 until January 2018. Prior to Teva, from November 2002 until April 2007, Dr. Shah served as Senior Vice President, Scientific and Clinical Development at Altana Pharma US where he built and led their clinical development function, including clinical research and operations, medical affairs, regulatory affairs and quality assurance, pharmacovigilance and drug safety, biostatistics and data management. He began his pharmaceutical R&D career at GlaxoSmithKline (GSK), where he held roles of increasing responsibility from November 1993 until November 2002, rising to the position of U.S. Head, Respiratory and Inflammation, Discovery Medicine and Clinical Pharmacology with responsibility for early-stage clinical development of new therapies for the treatment of chronic obstructive pulmonary disease, asthma, and rhinitis. Dr. Shah received a B.S. degree in Biochemistry from Pennsylvania State University and a M.D. degree from Pennsylvania State University College of Medicine. He completed his residency in Internal Medicine at the University of North Carolina and fellowship in Allergy, Asthma and Clinical Immunology at Johns Hopkins University.
Scott Moomaw
Scott Moomaw has been our Senior Vice President, Commercial effective upon consummation of the Merger Transaction in November 2020. Prior to Liquidia, Mr. Moomaw was RareGen’s Chief Operating Officer from August 2018 until November 2020. Mr. Moomaw is a seasoned leader in biopharmaceuticals. He has extensive experience launching products and developing commercial strategies and organizations. Prior to joining RareGen, from October 2016 until August 2018, Mr. Moomaw was Vice President of Marketing of OPKO Health, Inc. (Nasdaq: OPK), a medical test and medication company focused on diagnostics and pharmaceuticals, where he launched a specialty product for chronic kidney disease. Prior to OPKO Health, Mr. Moomaw was Associate Vice President of Marketing at United Therapeutics (Nasdaq: UTHR), a biotechnology company, from January 2011 until May 2016, where he led a portfolio of brands to treat pulmonary hypertension. Prior to United Therapeutics, from 2000 until 2010, Mr. Moomaw held a variety of sales and marketing roles of increasing responsibility at Eli Lilly and Company (NYSE: LLY), a pharmaceutical company. Mr. Moomaw graduated with a Bachelor of Science from Miami University and he holds a Master’s in Business Administration from the University of Michigan.
Russell Schundler
Mr. Schundler has been our General Counsel and Secretary since March 2021. Mr. Schundler served as General Counsel of PBM Capital Group, LLC (“PBM Capital”), a private equity investment firm in the business of investing in healthcare and life-science related companies, from February 2020 until March 2021, and served as Corporate Counsel of PBM Capital from April 2014 to February 2020. Prior to joining PBM Capital, Mr. Schundler was a an attorney in private practice with Woods Rogers PLC from 2010 to 2014, McGuireWoods LLP from 2007 to 2010 and Woods Rogers from 2001 to 2007. Mr. Schundler holds a B.A. in history and economics from the University of Virginia, a J.D. from the University of Virginia School of Law and is licensed to practice law in the Commonwealth of Virginia.
Executive Compensation
Summary Compensation Table
The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the fiscal year ended December 31, 2020; (ii) the two most highly compensated executive officers other than the principal executive officer who served as an executive officer at the conclusion of the fiscal year ended December 31, 2020 and who received in excess of $100,000 in compensation during such fiscal year; and (iii) one additional individual for whom disclosure would have been provided pursuant to subsection (ii) above but for the fact that he was not serving as an executive officer at the end of 2020 (collectively referred to as the “named executive officers”).

Name and principal position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Damian deGoa	2020	20,192(4)	—	4,511,000	— (5)	—	4,531,192
Chief Executive Officer(4)
Neal F. Fowler	2020	541,872(6)	100,624	291,281	—(5)	15,535	1,082,252
Former Chief Executive Officer(6)	2019	508,246	—	966,737	241,680(7)	12,425	1,729,088
Richard D. Katz, M.D.	2020	252,955(8)	35,857	103,800	—(5)	153,049(9)	545,966
Former Chief Financial Officer(8)	2019	217,731(8)	—	1,111,862	93,734(7)	9,693	1,433,020
Robert A. Lippe	2020	447,779	35,857	103,800	86,576(5)	13,350	688,796
Chief Operations Officer(10)	2019	421,263	—	360,648	160,170(7)	12,300	954,381
Tushar Shah, M.D.	2020	276,058(11)	—	1,326,962	58,725(5)	25,240(11)	1.686.985
Chief Medical Officer, Head of R&D(11)

(1)   In 2020, Messrs. Fowler and Lippe and Dr. Katz received grants of restricted stock units, as further described below under “2019 and 2020 Equity Grants”. The value of these grants has been calculated in accordance with ASC Topic 718.
(2)   The value of option awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 5 of our financial statements for the period ended December 31, 2020. See also “2019 and 2020 Equity Grants” below for more information.
(3)   Represents contributions to (i) our 401(k) plan on behalf of each of our named executive officers and (ii) our named executive officers’ health savings accounts. Such 401(k) plan contributions for services performed in 2019 were paid in March 2020 and such 401(k) plan contributions for services performed in 2020 were paid in March 2021.
(4)   Mr. deGoa has served as our Chief Executive Officer since December 2020. The salary information for 2020 reflects the pro-rated portion of Mr. deGoa’s annual salary of $525,000 attributable to the portion of the year during which he served as our Chief Executive Officer.
(5)   Represents cash bonuses paid by the Company to the named executive officers in March 2021 in accordance with the Company’s payroll and reflects the achievement of 50% of the Company’s 2020 corporate goals, as determined by the Compensation Committee.
(6)   Mr. Fowler served as Liquidia Technologies’ Chief Executive Officer and a director from March 2008 until December 2020 and as Liquidia Corporation’s Chief Executive Officer and a director from Liquidia Corporation’s formation in June 2020 until December 2020. Mr. Fowler’s employment ceased on January 13, 2021, when he entered into a Severance Agreement and General Release with Liquidia Technologies (the “Fowler Severance Agreement”). See “— Narrative Disclosure to Summary Compensation Table: Fowler Employment Agreement and Severance Agreement” below for more information about the Fowler Severance Agreement.
(7)   Represents cash bonuses paid by the Company to the named executive officers in March 2020 in accordance with the Company’s payroll and reflects the achievement of 95% of the Company’s 2019 corporate goals, as determined by the Compensation Committee.
(8)   Dr. Katz served as our Chief Financial Officer from May 2019 until August 2020. The salary information for 2019 and 2020 reflects the pro-rated portion of Dr. Katz’s annual salary of $370,000 attributable to the portion of the years during which he served as our Chief Financial Officer. Dr. Katz entered into a Severance Agreement and General Release with Liquidia Technologies on September 10, 2020 (the “Katz Severance

Agreement”). See “— Narrative Disclosure to Summary Compensation Table: Katz Employment Agreement and Severance Agreement” below for more information about the Katz Severance Agreement.
(9)   Includes $141,586 in aggregate “Severance Benefits” (as defined in Dr. Katz’s employment agreement) paid to Dr. Katz in 2020 plus $1,000 in consulting fees paid to Dr. Katz in 2020 following his separation.
(10)   Mr. Lippe has served as Liquidia Technologies’ Chief Operations Officer since June 2015 and as Liquidia Corporation’s Chief Operations Officer since Liquidia Corporation’s formation in June 2020.
(11)   Dr. Shah has served as Liquidia Technologies’ Chief Medical Officer since May 2020, as Liquidia Corporation’s Chief Medical Officer since Liquidia Corporation’s formation in June 2020, and as Liquidia Technologies’ and Liquidia Corporation’s Head of R&D since August 2020. The salary information for 2020 reflects the pro-rated portion of Dr. Shah’s annual salary of $435,000 attributable to the portion of the year during which he served as our Chief Medical Officer and Head of R&D. All other compensation information for 2020 includes a $25,000 one-time sign-on bonus.
Narrative Disclosure to Summary Compensation Table
Base Salary
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
As a public company, base salaries for the named executive officers will be reviewed periodically by the Board and/or the Compensation Committee, with adjustments expected to be made generally in accordance with the applicable employment agreements, as well as financial and other business factors affecting our Company, and to maintain a competitive compensation package for our executive officers.
Performance-Based Compensation and Bonuses
Our named executive officers are entitled to annual bonuses calculated as a target percentage of their annual base salary based upon our Compensation Committee’s assessment of their performance and our attainment of targeted goals as set by the Compensation Committee in their sole discretion, and communicated to each named executive officer. Bonuses are based on the Compensation Committee’s assessment of each named executive officer’s and our performance, and are paid pursuant to the terms of the Liquidia Corporation Annual Cash Bonus Plan (the “Bonus Plan”).
Other Compensation
We contribute to our 401(k) plan on behalf of our named executive officers and we also contribute to our named executive officers’ health savings accounts, but we have no pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for our named executive officers.
deGoa Employment Agreement
We entered into an executive employment agreement with Mr. deGoa, our Chief Executive Officer, on December 14, 2020 (the “deGoa Employment Agreement”), pursuant to which Mr. deGoa is entitled to an annual base salary of $525,000 and is eligible to receive a discretionary annual cash bonus of up to 50% of his annualized base salary (the “deGoa Target Amount”), which cash bonus shall be prorated for 2020. Mr. deGoa’s base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. Moreover, Mr. deGoa is entitled to reimbursement of reasonable out-of-pocket costs of temporary housing, meals and transportation for up to 18 months after December 14, 2020, subject to the terms and conditions in the deGoa Employment Agreement. In accordance with the employment practices in North Carolina, Mr. deGoa is employed by Liquidia Technologies on an at-will basis, meaning that either we or Mr. deGoa may terminate his employment at any time without giving advance notice. The deGoa Employment Agreement is governed by the laws of North Carolina. The deGoa Employment Agreement also provides that Mr. deGoa sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Mr. deGoa agrees to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.
In the event Mr. deGoa’s employment is terminated without “Cause” or Mr. deGoa resigns from his employment for “Good Reason” (as such terms are defined in the deGoa Employment Agreement), then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for 12 months (the “deGoa Severance Period”); (b) the bonus (if any) for any full performance period through which he continued to provide services, notwithstanding the employment requirement set forth in the Bonus Plan; (c) accelerated vesting of the number of shares of common stock subject to the deGoa Option that would have vested during the deGoa Severance Period as if Mr. deGoa was actively employed by us during the deGoa Severance Period; and (d) payment of that portion of the premiums required to continue his group healthcare coverage under the applicable provisions of the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) that exceeds the active employee rate, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the deGoa Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event Mr. deGoa’s employment is terminated for Cause or due to his death or “Disability” (as defined in the deGoa Employment Agreement) or Mr. deGoa resigns from his employment for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event Mr. deGoa’s employment is terminated without Cause or he resigns for Good Reason within 12 months following the effective date of a Change in Control (as defined in the deGoa Employment Agreement), then Mr. deGoa will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated without “Cause”; provided, however, that (a) the deGoa Severance Period shall be increased to 18 months, (b) Mr. deGoa will receive a bonus paid at one and one-half times the deGoa Target Amount, (c) he will receive COBRA continuation coverage for 18 months and (d) 100% of the unvested portion of Mr. deGoa’s then-outstanding equity awards shall vest in the event his outstanding equity as of the closing of the Change in Control is assumed or continued by the surviving entity.
Fowler Employment Agreement and Severance Agreement
We entered into an amended and restated executive employment agreement with Mr. Fowler, our former Chief Executive Officer, on January 31, 2018 (the “Fowler Employment Agreement”), pursuant to which Mr. Fowler was entitled to receive an annual base salary of $480,000, which was increased from time to time by the Board. Mr. Fowler was also entitled to an annual target bonus equal to 50% of his annual base salary. The annual bonus amounts were based upon our Board’s assessment of Mr. Fowler’s performance and our attainment of targeted goals as set by the Board in its sole discretion. The Fowler Employment Agreement also provided that Mr. Fowler sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Mr. Fowler agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.
On January 13, 2021 (the “Fowler Separation Date”), we and Mr. Fowler entered into the Fowler Severance Agreement, pursuant to which Mr. Fowler’s employment ceased on the Fowler Separation Date and Mr. Fowler will receive the following “Severance Benefits” (as defined in the Fowler Employment Agreement), as further described in the Fowler Severance Agreement: (i) an amount equal to Mr. Fowler’s then-current base salary for 12 months (the “Fowler Severance Period”), less all applicable withholdings and deductions, paid in equal installments beginning on our first regularly scheduled payroll date following the Fowler Release Effective Date (as defined below); (ii) an amount equal to the bonus that Mr. Fowler would have earned pursuant to the Annual Cash Bonus Plan for the “2020 Performance Period” (as defined in the Bonus Plan), as if Mr. Fowler had been employed by us on the date that the bonus is paid, which amount shall be paid at the same time and in the same manner that bonus awards are paid to our other participants in the Bonus Plan; and (iii) payment of that portion of the premiums required to continue Mr. Fowler’s group health care coverage under the applicable provisions of COBRA that exceeds the active employee rate, provided that Mr. Fowler timely elects to continue coverage under COBRA, until the earliest of (A) the close of the Fowler Severance Period, (B) the expiration of Mr. Fowler’s eligibility for the continuation coverage under COBRA, or (C) the date when Mr. Fowler becomes eligible for substantially equivalent health insurance coverage in connection with new employment. Furthermore, the Compensation Committee also approved the extension of the post-separation period for Mr. Fowler to exercise vested stock options under applicable stock option grant agreements from three months to 12 months (unless earlier terminated), as further described in the Fowler Severance Agreement (the “Option Exercise Period Extension”). As consideration for the Severance Benefits and the Option Exercise Period Extension, Mr. Fowler agreed to a customary general release and has agreed not to sue or to disparage our Company. In accordance with applicable law, Mr. Fowler could have revoked the Fowler Severance Agreement at any time during the seven days following the Fowler Separation Date (the end of such period with no revocation, the “Fowler Release Effective Date”), in which case he would not have been entitled to the payments or other rights provided in the Fowler Severance Agreement.
Katz Employment Agreement and Severance Agreement
We entered into an executive employment agreement with Dr. Katz, our former Chief Financial Officer, on May 22, 2019 (the “Katz Employment Agreement”), pursuant to which Dr. Katz was entitled to an annual base salary of $370,000 and was eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary (the “Katz Target Amount”).
On September 10, 2020, we and Dr. Katz entered into the Katz Severance Agreement, pursuant to which Dr. Katz’s employment ceased on August 19, 2020 and Dr. Katz will receive the following “Severance Benefits” (as defined in the Katz Employment Agreement), as further described in the Katz Severance Agreement: (i) an amount equal to Dr. Katz’s then-current base salary for nine months (the “Katz Severance Period”), less all applicable withholdings and deductions, paid in equal installments beginning on our first regularly scheduled payroll date following the Katz Release Effective Date (as defined below); and (ii) payment of that portion of the premiums required to continue Dr. Katz’s group health care coverage under the applicable provisions of COBRA that exceeds the active employee rate, provided that Dr. Katz timely elects to continue coverage under COBRA, until the earliest of (A) the close of the Katz Severance Period, (B) the expiration of Dr. Katz’s eligibility for the continuation coverage under COBRA, or (C) the date when Dr. Katz becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In addition, pursuant to the Katz Severance Agreement, we agreed to consider paying a bonus to Dr. Katz for the year ended December 31, 2020 but were under no obligation to do so. No bonus was paid to Dr. Katz for the year ended December 31, 2020. As consideration for the Katz Severance Benefits, Dr. Katz agreed to a customary general release and has agreed not to sue or to disparage our Company. In accordance with applicable law, Dr. Katz could have revoked the Katz Severance Agreement at any time during the seven days following his September 7, 2020 execution date (the end of such period with no revocation, the “Katz Release Effective Date”), in which case he would not have been entitled to the payments or other rights provided in the Katz Severance Agreement. In August 2020, we and Dr. Katz entered into a consulting agreement for certain transition-related services which expired on its terms in October 2020.
Lippe Employment Agreement
In connection with our initial public offering, we entered into a new executive employment agreement with Mr. Lippe (the “Lippe Employment Agreement”) which took effect as of July 25, 2018 and superseded Mr. Lippe’s employment agreement entered into on April 1, 2017. Pursuant to the terms of Lippe Employment Agreement, Mr. Lippe is entitled to an annual base salary of $409,189 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary, which is consistent with his current agreement. The base salary of Mr. Lippe may be increased from time to time by our Board, and, notwithstanding anything to the contrary, may also be reduced if our Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Mr. Lippe is employed by us on an at-will basis, meaning that either we or Mr. Lippe may terminate their employment with us at any time without giving advance notice. The Lippe Employment Agreement is governed by the laws of North Carolina.

In the event we terminate Mr. Lippe’s employment with us at any time without “Cause” or Mr. Lippe resigns from his employment with us for “Good Reason”, as such terms are defined in the Lippe Employment Agreement, then he will be entitled to receive, subject to his compliance with certain obligations:
(a)   salary continuation for nine months (the “Lippe Severance Period”);
(b)   any unpaid bonus for any full performance period completed prior to the termination date; and
(c)   payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Lippe Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment.
In the event Mr. Lippe’s employment with us is terminated for cause or due to his death or “Disability”, as defined in the Lippe Employment Agreement or Mr. Lippe resigns from his employment with us for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event we, or any surviving or acquiring corporation, terminate Mr. Lippe’s employment without cause or he resigns for good reason within 12 months following the effective date of a “Change in Control”, as defined under the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended, then Mr. Lippe will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated by us without cause; provided, however, that (a) the Lippe Severance Period shall be increased to 12 months, (b) Mr. Lippe will receive a bonus paid at the target amount, and (c) in the event that Mr. Lippe’s outstanding equity as of the closing of the Change in Control is assumed or continued (in accordance with its terms) by the surviving entity in a change in control, then 100% of the unvested portion of such equity shall become vested.
Shah Employment Agreement
We entered into an executive employment agreement with Dr. Shah, our Chief Medical Officer and Head of R&D, on May 18, 2020 (the “Shah Employment Agreement”), pursuant to which Dr. Shah is entitled to an annual base salary of $435,000 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary (the “Shah Target Amount”). Furthermore, Dr. Shah received a $25,000 sign-on bonus which is subject to repayment if, prior to May 18, 2021, Dr. Shah’s employment is terminated for “Cause” (as defined in the Employment Agreement) or Dr. Shah resigns without “Good Reason” (as defined in the Employment Agreement). Moreover, Dr. Shah is entitled to reimbursement of reasonable out-of-pocket costs of temporary housing and transportation and related income taxes assessed on Dr. Shah for up to 24 months after May 18, 2020, up to a maximum aggregate amount of $108,000, and a relocation allowance up to a maximum aggregate gross amount of $60,000 (subject to an increase if Dr. Shah doesn’t use the maximum amount of certain commuting expenses), each subject to the terms and conditions in the Shah Employment Agreement. Dr. Shah is eligible for a $60,000 retention bonus if he remains employed by the Company through September 30, 2021. Dr. Shah’s base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Dr. Shah is employed on an at-will basis, meaning that either we or Dr. Shah may terminate his employment at any time without giving advance notice.
In the event Dr. Shah’s employment is terminated without Cause or Dr. Shah resigns from his employment for Good Reason, and provided he signs and does not revoke a general release of claims in favor of our Company, among other things, then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for nine months (the “Shah Severance Period”); (b) any unpaid bonus for any full performance period completed prior to the termination date; and (c) payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Shah Severance Period, (ii) the expiration of his eligibility for the continuation coverage under

COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event Dr. Shah’s employment is terminated for Cause or due to his death or “Disability” (as defined in the Shah Employment Agreement) or Dr. Shah resigns from his employment for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event Dr. Shah’s employment is terminated without Cause or he resigns for Good Reason within 12 months following the effective date of a “Change in Control” (as defined in the 2018 Plan), then Dr. Shah will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated without Cause; provided, however, that (a) the Shah Severance Period shall be increased to 12 months, (b) Dr. Shah will receive a bonus paid at the Shah Target Amount, and (c) in the event that Dr. Shah’s outstanding equity as of the closing of the Change in Control is assumed or continued (in accordance with its terms) by the surviving entity in a Change in Control, then 100% of the unvested portion of such equity shall become vested.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by each of the named executive officers as of December 31, 2020.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Damian deGoa	—	2,000,000(3)	3.00	12/24/2030
					—	—
Neal F. Fowler	24,069(4)	—	3.87	01/13/2022(5)
	78,443(6)	—	4.71	01/13/2022(5)
	159,339	72,426(7)	9.31	01/13/2022(5)
	116,005	76,003(8)	11.00	01/13/2022(5)
	44,229	52,271(9)	14.20	01/13/2022(5)
	22,800	98,800(10)	3.31	01/13/2022(5)
					4,683(11)	13,815
					30,400(12)	89,680
Richard D. Katz, M.D.	—	—(13)	10.29	11/20/2020(14)
	—	—(15)	3.31	11/20/2020(14)
					—(16)	—
Robert A. Lippe	32,499	—	4.71	08/27/2025
	30,028(17)	13,650	9.31	03/07/2028
	16,500(18)	19,500	14.20	02/05/2029
	8,125(19)	35,208	3.31	03/18/2030
					10,833(20)	31,957
Tushar Shah, M.D.	—	230,000(21)	7.95	05/18/2030
					—	—

(1)   Amount includes the unvested portion of restricted stock units granted on March 7, 2018, July 25, 2018, October 12, 2018 and March 18, 2020.
(2)   Based on the $2.95 per share closing price of our common stock on December 31, 2020, as reported by Nasdaq.

(3)   The option vests over a four-year period with 25% of the shares of common stock underlying the option vesting on the one-year anniversary of the grant date and the remaining 75% of the shares of common stock underlying the option vesting in equal monthly installments thereafter, becoming fully vested on December 14, 2024; provided, however, that, notwithstanding the foregoing vesting schedule, (x) 25% of the shares of common stock underlying the option will vest upon FDA tentative approval of NDA for LIQ861 prior to June 30, 2022 and (y) 25% of the shares of common stock underlying the option will vest upon commercial availability of subcutaneous treprostinil with cartridge supplies sufficient to support the market for one year prior to December 31, 2021; provided, further, that upon a Change in Control (as defined in the accompanying deGoa NSO Agreement) 100% of the unvested portion of the option shall become vested and exercisable as of the date of the Change in Control, provided that Mr. deGoa is actively employed by us on such date.
(4)   25% of the shares underlying the option vested on November 21, 2014, and 2.084% of the shares underlying the option vested monthly thereafter, becoming fully vested on November 21, 2017.
(5)   Pursuant to the Fowler Severance Agreement, the post-separation period for Mr. Fowler to exercise vested stock options under applicable stock option grant agreements was extended from three months to 12 months (unless earlier terminated).
(6)   2.084% of the shares underlying the option vested monthly commencing on August 1, 2015, becoming fully vested on July 1, 2019.
(7)   25% of the shares underlying the option vested on March 7, 2019, with 2.084% of the shares underlying the option vest monthly thereafter, becoming fully vested on March 7, 2022, subject to Mr. Fowler’s continuous service as of each such date. The option ceased vesting on January 13, 2021 upon Mr. Fowler’s separation from the Company.
(8)   25% of the shares underlying the option vested on July 25, 2019, with 2.084% of the shares underlying the option vesting monthly thereafter, becoming fully vested on July 25, 2022, subject to Mr. Fowler’s continuous service as of each such date. The option ceased vesting on January 13, 2021 upon Mr. Fowler’s separation from the Company.
(9)   25% of the shares underlying the option vested on February 5, 2020, with 2.084% of the shares underlying the option vesting monthly thereafter, becoming fully vested on February 5, 2023, subject to Mr. Fowler’s continuous service as of each such date. The option ceased vesting on January 13, 2021 upon Mr. Fowler’s separation from the Company.
(10)   The shares underlying the option vested in equal monthly installments over a four-year period, becoming fully vested on March 18, 2024, subject to Mr. Fowler’s continuous service as of each such date. The option ceased vesting on January 13, 2021 upon Mr. Fowler’s separation from the Company.
(11)   The restricted stock units shall be settled into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vested on August 14, 2019, with the remaining 75% of such restricted stock units vesting in 36 equal monthly installments thereafter, subject to Mr. Fowler’s continuous service as of each such date. The restricted stock units ceased vesting and were forfeited on January 13, 2021 upon Mr. Fowler’s separation from the Company.
(12)   The restricted stock units were to settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units were to vest on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Mr. Fowler’s continuous service as of each such date. The restricted stock units were forfeited on January 13, 2021 upon Mr. Fowler’s separation from the Company.
(13)   25% of the shares underlying the options vested on May 22, 2020, with 2.084% of the shares vesting monthly thereafter, becoming fully vested on May 22, 2023, subject to Dr. Katz’s continuous service as of each such date. As of Dr. Katz’s separation date on August 20, 2020, 45,208 option shares had vested. Dr. Katz did not exercise any such vested option shares within the three-month post-separation exercise period.
(14)   Pursuant to Dr. Katz’s option agreements, a three-month post-separation exercise period applied with respect to all then-vested stock options. Dr. Katz’s separation date was August 20, 2020.
(15)   The shares underlying the option vested in equal monthly installments over a four-year period, becoming fully vested on March 18, 2024, subject to Dr. Katz’s continuous service as of each such date. The option ceased vesting on August 20, 2020 upon Dr. Katz’s separation from the Company. As of Dr. Katz’s separation date, 4,514 option shares had vested. Dr. Katz exercised 4,514 of such vested option shares within the three-month post-separation exercise period.

(16)   The restricted stock units were to settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units were to vest on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Dr. Katz’s continuous service as of each such date. The restricted stock units were forfeited on August 20, 2020 upon Dr. Katz’s separation from the Company.
(17)   25% of the shares underlying the option vested on March 7, 2019, with 2.084% of the shares underlying the option vest monthly thereafter, becoming fully vested on March 7, 2022, subject to Mr. Lippe’s continuous service as of each such date.
(18)   25% of the shares underlying the option vest on February 5, 2020, with 2.084% of the shares underlying the option vest monthly thereafter, becoming fully vested on February 5, 2023, subject to Mr. Lippe’s continuous service as of each such date.
(19)   The shares underlying the option vested in equal monthly installments over a four-year period, becoming fully vested on March 18, 2024, subject to Mr. Lippe’s continuous service as of each such date.
(20)   The restricted stock units settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vested on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Mr. Lippe’s continuous service as of each such date.
(21)   25% of the shares underlying the option will vest on May 18, 2021, with the remaining shares underlying the option vesting in equal monthly installments thereafter, becoming fully vested on May 18, 2024, subject to Dr. Shah’s continuous service as of each such date.
2019 and 2020 Equity Grants
deGoa
In December 2020, we granted Mr. deGoa the deGoa Option. See “Executive Officers and Director and Officer Compensation—2020 Equity Awards to Non-Employee Directors, Neal F. Fowler and Damian deGoa” above for more information.
Fowler
On February 5, 2019, we granted Mr. Fowler an option to purchase 96,500 shares of common stock under the 2018 Plan, with an exercise price equal to $14.20 per share, with one-fourth of such option shares vesting on February 5, 2020 and the remaining three-fourths of such option shares vesting monthly thereafter over a period of three years, subject to continuous service as of each such date. The option ceased vesting on January 13, 2021 upon Mr. Fowler’s separation from the Company.
On March 18, 2020, we granted Mr. Fowler an option to purchase 121,600 shares of common stock under the 2018 Plan, with an exercise price equal to $3.31 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date. The option ceased vesting on January 13, 2021 upon Mr. Fowler’s separation from the Company.
On March 18, 2020, we also granted Mr. Fowler 30,400 restricted stock units under the 2018 Plan which were to settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units were to vest on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Mr. Fowler’s continuous service as of each such date. The restricted stock units ceased vesting and were forfeited on January 13, 2021 upon Mr. Fowler’s separation from the Company.
Katz
On May 22, 2019, upon Dr. Katz’s appointment as Chief Financial Officer, he was granted a stock option entitling the purchase up to 155,000 shares of common stock under the 2018 Plan, with an exercise price per share equal to $10.29. Twenty-five percent of the shares of common stock underlying the option became vested and exercisable on May 22, 2020 and the balance of option shares were to vest in equal monthly installments over the following 36 months, subject to Dr. Katz’s continuous service as of each such date. The option ceased vesting on August 20, 2020 upon Dr. Katz’s separation from the Company.
On March 18, 2020, we granted Dr. Katz an option to purchase 43,333 shares of common stock under the 2018 Plan, with an exercise price equal to $3.31 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date. The option ceased vesting on August 20, 2020 upon Dr. Katz’s separation from the Company.
On March 18, 2020, we also granted Dr. Katz 10,833 restricted stock units under the 2018 Plan which were to settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units were to vest on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Dr. Katz’s continuous service as of each such date. The restricted stock units were forfeited on August 20, 2020 upon Dr. Katz’s separation from the Company.
Lippe
On February 5, 2019, we granted Mr. Lippe an option to purchase 36,000 shares of common stock under the 2018 Plan, with an exercise price equal to $14.20 per share, with 25% of such option shares vesting on February 5, 2020 and the remaining three-fourths of such option shares vesting monthly thereafter over a period of three years, subject to continuous service as of each such date.
On March 18, 2020, we granted Mr. Lippe an option to purchase 43,333 shares of common stock under the 2018 Plan, with an exercise price equal to $3.31 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
On March 18, 2020, we also granted Mr. Lippe 10,833 restricted stock units under the 2018 Plan which settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vest on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Mr. Lippe’s continuous service as of each such date.
Shah
On May 18, 2020, we granted Dr. Shah an option to purchase 230,000 shares of common stock under the 2018 Plan, with an exercise price equal to $7.95 per share, with 25% of such option shares vesting on May 18, 2021 and the remaining 75% of such option shares vesting in equal monthly installments thereafter, subject to Dr. Shah’s continuous service as of each such date.
Retirement Benefits
The only retirement benefit that we offer is our 401(k) plan, which is available to all employees. We currently provide a safe harbor match equal to 100% of an employee’s contributions to the 401(k) plan up to 4% of their salary, up to the applicable limit set forth in the Internal Revenue Code, or the Code.
Employee Bonus Plan
In June 2020, we adopted the Bonus Plan under which eligible employees are eligible to receive an annual cash bonus determined by the achievement of certain company and individual performance indicators that have been approved by our Compensation Committee and our Board for the relevant financial year.
Employees who are employed by us or our participating affiliates on the date the bonus payout is made are eligible to receive a cash bonus pursuant to and on the terms of our Bonus Plan. Employees who do not work a full plan year may be paid bonuses on a pro rata basis, at the discretion of our management. All bonus eligibility is subject to the determination of our Compensation Committee.
The determination of the bonus (if any) payable to any eligible employee is solely and completely within the discretion of our Compensation Committee, and there is no obligation on our Compensation Committee to award any bonus to any employee.

Severance Plan
In June 2020, we adopted an Executive Severance and Change in Control Plan (the “Severance Plan”), under which eligible employees are entitled to receive certain severance benefits upon the termination of their employment with us, if such termination was (a) initiated by us other than for “cause,” which does not include a disability or death termination, or (b) initiated by the employee for “good reason”, as defined under the Severance Plan ((a) or (b), an “Involuntary Termination”).
Under the Severance Plan, in the event of an Involuntary Termination, we will pay and provide the following to the eligible employee: (i) an amount equal to the employee’s monthly salary as of the termination date over a six month period payable in substantially equal installments in accordance with the Company’s normal payroll schedule; (ii) an amount equal to the bonus (if any) that an eligible employee would have earned if employed for the entire performance period, payable in the same manner and at the same time paid to other employees; and (iii) any accrued obligations, such as accrued salary and bonus, unpaid vacation pay and unreimbursed expenses; and post termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any. In addition, the Company will pay for the employer-portion of the monthly COBRA premiums, required for an eligible employee to continue the employee’s healthcare coverage (including coverage for eligible dependents, if previously elected) for a period of six months, provided that the eligible employee timely elects to continue such COBRA benefits and remains eligible for such benefits under applicable law, except as set forth in the Severance Plan.
In connection with an Involuntary Termination during the two-year period following a “change in control”, as defined under the Severance Plan, we will pay and provide the following to the eligible employee: a lump sum amount equal to the sum of (i) the employee’s monthly salary for a period of nine months; (ii) nine twelfths of the employee’s target annual incentive (such amounts shall be determined as of the date of termination); and (iii) an amount equal to the excess of COBRA coverage over the monthly premium rate for our active employees for a period of nine months and post termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any.
As a condition to receiving certain benefits under the Severance Plan, the eligible employee must execute and not revoke a valid release of claims in the form provided by us.
Generally, employees holding a position of vice president or a more senior position are eligible to be selected by our Compensation Committee to participate in the Severance Plan provided that the employee signs a participation agreement, except that an individual who is (a) party to an employment agreement with us that provides for payments upon his termination of employment, whether before or after a change in control, or (b) entitled to “deferred compensation” under Section 409A of the Code payable in installments as severance after a separation from service pursuant to a broad-based severance plan shall not be eligible.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of our directors, nominees for director, officers, holders of 5% or more of our capital stock and their immediate family members. We may not enter into a related person transaction unless our Board has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.
See “Executive Officers and Director and Officer Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.
The following is a description of transactions since January 1, 2019, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Participation in our December 2019 Private Placement
On December 23, 2019, Liquidia Technologies entered into a Common Stock Purchase Agreement (the “2019 Common Stock Purchase Agreement”) with certain institutional accredited investors (the “2019 PIPE Purchasers”), including certain of our existing stockholders, for the sale by Liquidia Technologies in a private placement (the “2019 Private Placement”) of an aggregate of 7,164,534 shares (the “2019 Private Placement Shares”) of common stock, at a purchase price of $3.13 per 2019 Private Placement Share. The 2019 PIPE Purchasers included Canaan, a beneficial holder of more than 5% of Liquidia Technologies’ capital stock at the time of the 2019 Private Placement, which purchased 319,488 2019 Private Placement Shares for an aggregate purchase price of $999,997. The 2019 Private Placement was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The closing of the 2019 Private Placement occurred on December 27, 2019.
In connection with the 2019 Private Placement, on December 23, 2019 Liquidia Technologies entered into a registration rights agreement (the “2019 Registration Rights Agreement”) with the 2019 PIPE Purchasers. Pursuant to the 2019 Registration Rights Agreement, Liquidia Technologies filed a shelf registration statement with the SEC within 60 days following the date of entry into the 2019 Registration Rights Agreement to register the 2019 Private Placement Shares for resale.
Participation in our July 2020 Follow-On Offering
Eshelman Ventures, LLC, Liquidia Technologies’ then-largest stockholder and a then-beneficial holder of more than 5% of Liquidia Technologies’ capital stock, purchased 1,875,000 shares of common stock in Liquidia Technologies’ July 2020 follow-on public offering at the public offering price of $8.00 per share.
Participation in our April 2021 Private Placement
On April 12, 2021, we entered into a Common Stock Purchase Agreement (the “2021 Common Stock Purchase Agreement”) with certain institutional accredited investors (the “2021 PIPE Purchasers”), including certain of our existing stockholders, for the sale by the Company in a private placement (the “2021 Private Placement”) of an aggregate of 8,626,037 shares (the “2021 Private Placement Shares”) of common stock, at a purchase price of $2.52 per 2021 Private Placement Share. The 2021 PIPE Purchasers included PD Joint Holdings, LLC Series 2016-A, a beneficial holder of more than 5% of our capital stock at the time of the 2021 Private Placement and an entity that is controlled by Paul B. Manning, which purchased 198,413 2021 Private Placement Shares for an aggregate purchase price of $500,000.76, and Roger Jeffs, who purchased 99,206 2021 Private Placement Shares for an aggregate purchase price of $249,999.12. The 2021 Private Placement was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and

Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The closing of the 2021 Private Placement occurred on April 13, 2021.
In connection with the 2021 Private Placement, on April 13, 2021 the Company entered into a standstill agreement (the “Standstill Agreement”) with Caligan Partners LP. Pursuant to the Standstill Agreement, the Company agreed to appoint David Johnson as a Class II director of the Company and member of the Company’s audit committee for a term expiring at the Company’s 2023 annual meeting of stockholders, and until his successor is duly elected and qualified, or until his earlier resignation, removal or death.
In connection with the 2021 Private Placement, on April 13, 2021 we entered into a registration rights agreement (the “2021 Registration Rights Agreement”) with the 2021 PIPE Purchasers. Pursuant to the 2021 Registration Rights Agreement, we are obligated to file a shelf registration statement with the SEC within 60 days following the date of entry into the 2021 Registration Rights Agreement to register the 2021 Private Placement Shares for resale.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee, but only those independent directors who are disinterested, will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING
Pursuant to the rules of the SEC, Liquidia, intermediaries (e.g., brokers, banks and nominees) and service providers that Liquidia employs to deliver communications to its stockholders are each permitted to deliver to two or more stockholders sharing the same address a single Notice or copy of the proxy materials. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, Liquidia will promptly deliver a separate copy of the Notice or proxy materials to any stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered and/or who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the Notice or proxy materials may likewise request that Liquidia deliver single copies of the Notice or proxy materials in the future. Stockholders may notify Liquidia of their requests by calling or writing Liquidia at its mailing address at (919) 328-4400 or Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary, respectively.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.
STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2022 annual meeting of stockholders must have been received by us no later than the close of business on December 31, 2021.
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2022 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is included with these proxy materials. A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.liquidia.com) or upon written request to us at Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
EXPENSES AND SOLICITATION
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

OTHER MATTERS
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our Annual Report on Form 10-K is available in the “Investors” section of our website at www.liquidia.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Damian deGoa
Damian deGoa
Chief Executive Officer, Director
Dated: April 30, 2021

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request from the SEC’s website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.liquidia.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.
This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2020 that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.
In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from Liquidia by requesting them in writing or by telephone at the following address:
LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Attention: Office of the Secretary
Telephone: (919) 328-4400

Liquidia CORPORATION

VOTE

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Liquidia Corporation 2021 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Class III Directors:

	For	Withhold
01 - Damian deGoa	☐	☐
02 - Arthur Kirsch	☐	☐
03 - Paul B. Manning	☐	☐

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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Liquidia Corporation ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.C123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/LQDA orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/LQDAPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and Canada Liquidia Corporation 2021 Annual Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

The 2021 Annual Meeting of Stockholders of Liquidia Corporation will be held on Thursday, June 17, 2021, 4:30 p.m. local time, virtually via the internet at www.meetingcenter.io/284792200.

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Liquidia Corporation

Notice of 2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021

Damian deGoa and Mike Kaseta, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidia Corporation to be held on June 17, 2021 at 4:30 p.m. local time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Class III Directors and FOR item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.